PM

OIL & STEEL
AERIAL PLATFORMS

MANITEX
INTERNATIONAL

Manitex International, Inc. (NASDAQ: MNTX) --July 21, 2014— Acquisition of PM -Group SpA Exhibit 99.2

Forward Looking Statements & Non-GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as
“anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,”
“should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q1 2014 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
7/24/2014 Nasdaq: MNTX

Agreement with PM-Group

7/24/2014 Nasdaq: MNTX
Manitex International, Inc. (Nasdaq: MNTX) has reached an
agreement to acquire PM-Group SpA (PM and Oil & Steel
SpA,)
of
San Cesario sul Panaro, Modena, Italy.
•
Consideration of $107 million, subject to post-closing adjustments and earnout provisions, is expected to consist of a combination of debt, equity, and the assumption of $68 million in debt and liabilities.
•
The acquisition is expected to close in the fourth quarter of 2014, subsequent to the pending Italian Court approval of a debt restructuring plan.
•
PM-Group had accumulated $140M in debt, following 2008 LBO, which has created an opportunity for Manitex to acquire the company and restructure the debt.
•
PM-Group has trailing twelve months revenues of $106 million and adjusted
EBITDA margins of approximately 9% .

Deal Structure
Purchase Price of $109 Million consists of:
•
$24 million in cash provided by a new Manitex term loan with current Manitex Banking group.
•
$15 million in new equity issuance (approximately 1 million
MNTX shares) distributed primarily to current PM banks.
•
$68 million in assumed debt and liabilities which includes
working capital facilities for PM.

7/24/2014 Nasdaq: MNTX

Acquisition Rationale:

Acquisition fits into Manitex International stated growth objectives to achieve growth both organically and through acquisitions.  PM-Group represents our largest acquisition to date.
PM-Group is a strong strategic fit:
•
Adds product classes - knuckle boom cranes and truck mounted aerial platforms- both are a highly desired product categories with strong demand.
•
Adds new manufacturing facilities/capacity
•
Adds new distributors, geographies and niche markets
Accelerates Manitex growth both within Europe and globally
Compelling synergies create value for shareholders
•
Accretion to EBITDA and Earnings expected in 2014
7/24/2014 Nasdaq: MNTX

PM
OIL & STEEL
AERIAL PLATFORMS

MANITEX
INTERNATIONAL

What We are Buying

7/24/2014 Nasdaq: MNTX
•
PM is a leading Italian manufacturer of truck-mounted hydraulic knuckle boom cranes, with diverse product lines ranging up to 108 ton meters in lifting capacity, sales in 50 countries including Western and Eastern
Europe, South America, Middle & Far East, and North America.
•
Oil & Steel (“O&S”) is a market leader in truck mounted aerial platforms.
•
PM and O&S’ headquarters and assembly plants are located in San
Cesario sul Panaro, in the province of Modena, Italy, together with a manufacturing plant in Romania.

7 7/24/2014 Nasdaq: MNTX

OIL & STEEL
AERIAL PLATFORMS

scorpion
OIL & STEEL

www.oilsteel.com
OIL & STEEL

MANITEX

8 7/24/2014 Nasdaq: MNTX

Combination of Manitex and PM-Group

7/24/2014 Nasdaq: MNTX
HIGHLIGHTS:
•
Annualized Pro Forma Revenues in excess of $350 Million
•
Annualized Pro Forma EBITDA in excess of $30 Million
•
Long-term Gross Margin Target Remains ~20%
•
Long-term EBITDA Margin Target Remains ~10%
•
Pro forma combined backlog as of March 31, 2014 is ~$116 Million
•
Manitex International now offers its dealers both straight-mast and knuckle boom cranes

Manitex

BADGER EQUIPMENT COMPANY

MANITEX LIFTKING

LOAD KING

CVS FERRARI

MANITEX SABRE

MANITEX

Operating Companies

Brand Products End Markets Drivers
• Boom trucks and cranes
• Sign cranes
• Parts
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Strong end market demand for specialized,
competitively differentiated products for oil, gas,
and energy sectors
• Product development
• Rough terrain cranes
• Specialized construction
equipment
• Parts
• Railroad
• Construction
• Refineries
• Municipality
• Equipment replacement cycle in small tonnage
flexible cranes for refinery market
• More efficient product offering across end
markets
• Rough terrain forklifts
• Special mission-oriented vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial
and military application of products
• Custom trailers
• Hauling systems for heavy
equipment transport
• Parts
• Energy
• Mining
• Railroad
• Commercial construction
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Reach stackers
• Container handling forklifts
• Parts
• Global container market • International container market and global trade
• Re-establishing customer relationships and select
product categories
• Specialized equipment for liquid
storage & containment
• 8,000-21,000 gallon capacities
• Large client base in energy sector
• Petrochemical
• Waste management
• Oil & gas drilling
• Reputation for quality & innovation
• Serves a market of over $1B annually
• At acquisition, TTM (3/31/13) revenues ~ $39.1M,
adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
7/24/2014 Nasdaq: MNTX

Operating Companies

Brand Products End Markets Drivers
• Precision pick & carry cranes
• Automotive
• Chemical / petrochemical
• Industrial projects
• Infrastructure development
• Aerospace
• Construction
• Strong end market demand for specialized,
competitively differentiated products
• Environmental (electric) or hazardous (spark free)
developments
• Product development
7/24/2014 Nasdaq: MNTX
• Full line of Knuckle boom cranes
• Truck—mounted Aerial Platforms
• Energy
• Signage/displays
• Mining
• Industrial projects
• Infrastructure development
• Powerline Maintenance
• Vehicle recovery
• Strong end market demand for products serving
diverse group of niche markets
• Product development focused on growing
demand for higher tonnage equipment
• International demand recovery fueling expansion
of international sales